UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06692

Name of Fund: BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 –	Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2019

Municipal Market Conditions

Municipal bonds experienced positive performance during the period, despite challenged total returns during most of 2018 as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance turned particularly strong late in the year, with interest rates rallying as the Fed began to indicate a pivot from forecast based to data driven policy and the potential for a slower pace of future rate hikes. During the period, demand for the asset class remained firm, although displayed some bouts of volatility. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended January 31, 2019, municipal bond funds experienced net inflows of approximately $2.7 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at $315 billion (below the $394 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This shift transitioned the market from an existing net positive supply environment to a much more favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of January 31, 2019
6 months: 1.86%
12 months: 3.08%

A Closer Look at Yields

From January 31, 2018 to January 31, 2019, yields on AAA-rated 30-year municipal bonds increased by 11 basis points (“bps”) from 2.91% to 3.02%, while 10-year rates decreased by 18 bps from 2.35% to 2.17% and 5-year rates decreased by 7 bps from 1.83% to 1.76% (as measured by Thomson Municipal Market Data). The municipal yield curve was nearly unchanged over the 12-month period with the spread between 2- and 30-year maturities bear steepening just 1 bp, which is significant given that the corresponding U.S. Treasury curve bear flattened 26 bps. (Bear steepening is the widening of the yield curve caused by long-term rates increasing at a faster rate than short-term rates. Bear flattened is a yield-rate environment in which short-term interest rates are increasing at a faster rate than long-term interest rates.) The municipal yield curve is now more than 2.5 times steeper than the U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s recent decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2019, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2019 ($12.01)(a)	4.90%
Tax Equivalent Yield(b)	8.28%
Current Monthly Distribution per Common Share(c)	$0.0490
Current Annualized Distribution per Common Share(c)	$0.5880
Economic Leverage as of January 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUE(a)(b)	(0.24)%	1.00%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.46	0.94

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

The Fund’s positions in the transportation, pre-refunded, state-tax backed and utilities sectors contributed to performance. Its allocation to the tobacco sector, while limited, detracted.

The Fund’s allocation to higher-rated issues, which outpaced lower-quality bonds, aided results.

Income made a meaningful contribution to performance relative to price appreciation. The Fund’s use of leverage augmented the contribution from income.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.01	$12.36	(2.83)%	$12.38	$11.28
Net Asset Value	13.33	13.55	(1.62)	13.55	13.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Transportation	37%	35%
County/City/Special District/School District	14	18
Utilities	12	14
Education.	11	10
Health	10	9
State	9	8
Housing	3	3
Corporate	2	1
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	11%
2020	3
2021	17
2022	5
2023	23

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	2%	5%
AA/Aa	50	53
A	32	30
BBB/Baa	12	9
N/R(b)	4	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality.

FUND SUMMARY	7

Fund Summary as of January 31, 2019	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2019 ($13.00)(a)	4.80%
Tax Equivalent Yield(b)	10.46%
Current Monthly Distribution per Common Share(c)	$0.0520
Current Annualized Distribution per Common Share(c)	$0.6240
Economic Leverage as of January 31, 2019(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MCA(a)(b)	0.45%	0.69%
Lipper California Municipal Debt Funds(c)	2.77	0.80

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

California municipal bonds lagged the national market. However, the state’s debt gained a measure of support from strong demand among retail investors looking for tax-exempt income in a state with the country’s most punitive income tax regime. The credit quality of state and local authorities remained consistent, but investors were alert for any changes in fiscal responsibility demonstrated by the new governor and his administration.

Income, which was enhanced by leverage, was the largest contributor to Fund performance. However, the cost of leverage became more expensive during the period due to the Fed’s two interest rate increases.

Positions in short-dated maturities were top performers on a price basis, as yields fell the most for bonds with maturities of ten years and below. (Prices and yields move in opposite directions.) Longer-dated maturities, while experiencing less price appreciation than short-term issues, provided the Fund with an attractive level of income.

At the sector level, positions in transportation and school district issues aided results. In both cases, holdings in higher-quality bonds were key contributors. Conversely, an allocation to the tobacco sector was a slight detractor. The sector experienced yield spread widening, which led to poor performance relative to other market segments.

The Fund’s higher-quality mandate proved beneficial given that higher-rated bonds outperformed in the period.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$13.00	$13.30	(2.26)%	$13.48	$12.34
Net Asset Value	14.96	15.27	(2.03)	15.27	14.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
County/City/Special District/School District	33%	32%
Health	18	17
Transportation	18	16
Utilities	13	15
Education	12	14
State	4	4
Corporate	1	1
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2019	14%
2020	6
2021	11
2022	3
2023	6

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	8%	9%
AA/Aa	71	72
A	15	13
BBB/Baa	3	3
N/R	3	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of January 31, 2019	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2019 ($11.93)(a)	4.27%
Tax Equivalent Yield(b)	8.48%
Current Monthly Distribution per Common Share(c)	$0.0425
Current Annualized Distribution per Common Share(c)	$0.5100
Economic Leverage as of January 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYN(a)(b)	2.55%	1.47%
Lipper New York Municipal Debt Funds(c)	3.35	1.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

The New York municipal market finished somewhat behind the national indexes due primarily to elevated new-issue supply. While New York continues to benefit from a broad and diverse economic base, a tax revenue shortfall — possibly driven by changes stemming from the federal Tax Cuts and Jobs Act — had an adverse effect on investor sentiment. In addition to making revenue forecasting more of a challenge, the tax-law changes made New York’s tax structure less competitive relative to lower-tax states.

Income, which was enhanced by leverage, was the largest contributor to Fund performance. However, the cost of leverage became more expensive during the period due to the Fed’s two interest rate increases.

The Fund’s position in the housing sector, which has an above-average sensitivity to the direction of bond yields, also contributed to Fund performance.

The Fund’s yield curve positioning detracted from Fund performance, largely as a result of an underweight in the outperforming five- to ten-year maturity area.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$11.93	$11.89	0.34%	$11.97	$11.09
Net Asset Value	13.64	13.74	(0.73)	13.74	13.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Transportation	23%	25%
County/City/Special District/School District	18	15
Education	17	18
State	15	17
Utilities	14	14
Health	6	6
Housing	4	2
Corporate	2	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	11%
2020	4
2021	16
2022	9
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	11%	20%
AA/Aa	57	48
A	22	23
BBB/Baa	6	5
BB/Ba	1	—
N/R	3	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2019	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2019 ($12.44)(a)	4.87%
Tax Equivalent Yield(b)	8.23%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Economic Leverage as of January 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYI(a)(b)	2.36%	1.50%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.46	0.94

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Portfolio income, enhanced by leverage, made the largest contribution to the Fund’s return. The Fund’s position in bonds with five- to 10-year maturities also contributed, as yields in this area declined most sharply while finishing largely unchanged among both short- and long-term issues. (Prices and yields move in opposite directions.)

At the sector level, positions in state tax-backed and school district issues were key contributors to performance.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

The Fund’s allocation to lower-rated issues also detracted from the Fund’s return, as yield spreads generally widened during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.44	$12.46	(0.16)%	$12.57	$11.54
Net Asset Value	13.84	13.98	(1.00)	13.98	13.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Transportation	30%	28%
State	21	19
Health	16	16
Utilities	13	14
Education	9	10
County/City/Special District/School District	8	8
Corporate	2	3
Tobacco	1	1
Housing	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	10%
2020	2
2021	9
2022	5
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	4%	6%
AA/Aa	48	49
A	27	25
BBB/Baa	16	16
N/R	5	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 130.8%

Alabama — 2.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$5,225	$5,296,948
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,010,303

		6,307,251

Arizona — 0.9%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	2,450	2,846,263

California — 18.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	2,865	3,058,445
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	1,400	1,527,148
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 01/01/20	240	240,864
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,800	2,044,710
2nd, 5.25%, 05/01/33	1,410	1,574,716
5.00%, 05/01/44	1,860	2,035,324
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	4,045	4,311,687
City of Sunnyvale California, Refunding RB, 5.25%, 04/01/20(a)	2,800	2,921,072
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,226,840
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 08/01/21(a)	1,875	2,057,756
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	2,445	2,835,002
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)	2,000	2,109,620
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	2,670	2,933,689
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	5,905	6,793,112
5.25%, 05/15/38	1,675	1,870,925
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	5,714,700
5.50%, 11/01/31	3,130	3,568,325
5.50%, 11/01/33	3,000	3,410,010
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	1,260	1,412,951
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	940	1,090,663

		56,737,559

Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,700,070
5.50%, 11/15/30	565	636,834
5.50%, 11/15/31	675	759,200
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	3,300	3,340,260

		6,436,364

Security	Par (000)	Value

Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	$1,690	$1,848,826
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	1,015	1,114,186

		2,963,012

Delaware — 0.5%
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/43	1,400	1,510,376

Florida — 19.9%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,302,472
City of Jacksonville Florida, RB, 5.00%, 10/01/38	1,000	1,125,480
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	1,440	1,571,702
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.13%, 10/01/38	5,665	6,181,931
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,389,082
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,670,725
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	180	181,276
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,765	1,974,400
Series A, 5.50%, 10/01/42	3,000	3,341,610
Series B, AMT, 6.25%, 10/01/38	800	918,960
Series B, AMT, 6.00%, 10/01/42	1,060	1,207,626
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,545,946
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	5,155	5,568,947
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/32	5,000	5,392,450
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	7,600	7,744,552
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,805	2,034,867
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	6,965	7,599,163

		59,751,189

Hawaii — 1.7%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,083,424
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	740	826,950
5.25%, 08/01/26	1,205	1,340,081

		5,250,455

Illinois — 14.2%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/41	1,140	1,227,655
5.50%, 01/01/28	1,000	1,106,690
5.50%, 01/01/29	1,500	1,655,925
5.38%, 01/01/33	2,000	2,180,060
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	1,680	1,808,184
3rd Lien, Series A, 5.75%, 01/01/39	320	339,315
3rd Lien, Series C, 6.50%, 01/01/21(a)	9,085	9,903,831
Senior Lien, Series D, AMT, 5.00%, 01/01/42	735	795,777

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	$2,940	$3,106,316
5.25%, 12/01/40	1,500	1,576,560
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,122,847
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,323,111
5.50%, 12/01/38	1,205	1,256,128
5.25%, 12/01/43	2,960	3,048,652
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	975	1,079,481
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	2,350	2,548,176
6.00%, 06/01/21	670	734,099
State of Illinois, GO:
5.25%, 02/01/31	1,495	1,566,401
5.25%, 02/01/32	2,320	2,423,356
5.50%, 07/01/33	1,000	1,055,070
5.50%, 07/01/38	700	730,520

		42,588,154

Indiana — 0.2%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	460	486,031

Iowa — 0.7%
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	1,950	2,008,091

Louisiana — 1.5%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	2,225	2,503,014
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	2,020	2,037,049

		4,540,063

Maryland — 6.4%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	2,450	2,687,821
Maryland Stadium Authority, RB, Construction and Revitalization Program:
5.00%, 05/01/47	9,815	11,009,584
5.00%, 05/01/34	4,780	5,542,219

		19,239,624

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	420	449,984
Emerson College Issue, Series A, 5.25%, 01/01/42	940	1,026,282
UMass Darthmouth Student Housing Project, 5.00%, 10/01/43	2,265	2,409,371
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	1,025	1,113,150
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	485	488,143

		5,486,930

Michigan — 1.6%
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	3,420	3,687,410
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	895	971,406

		4,658,816

Security	Par (000)	Value

Minnesota — 0.3%
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	$985	$989,304

Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,634,756
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,150,090
State of Mississippi, RB, Series A:
5.00%, 10/15/37	565	643,123
4.00%, 10/15/38	2,815	2,851,060

		7,279,029

Montana — 0.3%
Montana State Board of Housing, RB, S/F, Series B-2:
3.38%, 12/01/37	395	379,247
3.50%, 12/01/42	175	165,237
3.60%, 12/01/47	265	251,300

		795,784

Nevada — 2.5%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	1,130	1,195,325
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	3,210	3,293,107
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	2,065	2,404,176
5.00%, 06/01/37	500	579,475

		7,472,083

New Jersey — 8.1%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,940	2,083,657
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	1,355	1,470,703
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,607,125
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	3,400	3,449,878
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	2,455	2,480,213
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,980	3,215,420
Transportation System, Series AA, 5.50%, 06/15/39	3,040	3,223,281
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	2,735	2,981,615
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	2,355	2,489,989
Sub-Series B, 5.00%, 06/01/46	445	443,131

		24,445,012

New York — 8.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 06/15/43	2,220	2,358,040
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 06/15/40	6,930	7,015,100
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	580	627,531
5.75%, 02/15/47	360	386,654
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(a)	8,500	9,342,690
Series A-1, 5.25%, 11/15/39	1,550	1,727,553

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	$2,000	$2,120,740
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	925,099

		24,503,407

Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,500	2,783,350

Oklahoma — 0.5%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,640	1,528,513

Oregon — 0.4%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,237,159

Pennsylvania — 7.2%
Altoona Area School District, GO, 5.00%, 12/01/36	185	207,918
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,485	1,679,060
5.00%, 03/01/43	1,100	1,237,324
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A, 5.00%, 09/01/48	1,690	1,860,014
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,499,982
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	3,000	2,943,870
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, Subordinate, Special Motor License Fund, 5.00%, 12/01/41	2,490	2,757,401
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.25%, 06/01/47	2,300	2,537,705
Swarthmore Borough Authority, RB, Swarthmore College, 5.00%, 09/15/47	1,600	1,856,784
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/37	2,500	2,763,875
5.25%, 06/01/43	1,100	1,210,429

		21,554,362

South Carolina — 5.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,249,025
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	2,940	3,345,838
5.50%, 07/01/41	2,500	2,775,850
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	1,360	1,482,781
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,870	2,031,736
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,066,520
State of South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,000	1,053,040

		16,004,790

Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,276,030

Texas — 9.9%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	2,345	2,605,811
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	2,010	2,312,445

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	$6,345	$6,422,028
6.00%, 05/15/19	355	359,363
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	2,500	2,831,775
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,679,390
Series H, 5.00%, 11/01/37	1,810	1,911,360
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,435,452
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	5,480	5,990,791
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/48	1,775	1,984,414
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,070	1,190,118

		29,722,947

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	2,851,064

Virginia — 1.8%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	945	1,019,683
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	4,000	4,283,000

		5,302,683

Washington — 6.4%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	2,400	2,567,616
Port of Seattle Washington, ARB, AMT:
Intermediate Lien, Series C, 5.00%, 05/01/37	2,485	2,776,142
Series A, 5.00%, 05/01/43	660	726,838
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,161,970
5.00%, 07/01/38	1,155	1,328,793
State of Washington, GO:
Series C, 5.00%, 02/01/36	7,565	8,801,499
Various Purposes, Series B, 5.25%, 02/01/21(a)	1,865	1,995,252

		19,358,110

Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	2,065	2,322,299

Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	570	633,179

Total Municipal Bonds — 130.8% (Cost — $375,518,157)		392,869,283

Municipal Bonds Transferred to Tender Option Bond Trusts(b)

California — 2.8%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	7,499	8,415,437

Colorado — 1.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(c)	3,262	3,726,413

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	$3,061	$3,361,805

Illinois — 3.3%
City of Chicago Illionis Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	760	760,365
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	1,980	2,218,167
Series B, 5.00%, 01/01/40	6,148	6,777,868

		9,756,400

Maryland — 0.9%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	2,499	2,793,895

Nevada — 2.8%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/29(a)	8,247	8,377,966

New Jersey — 1.5%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,041	3,051,525
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(c)	1,500	1,563,717

		4,615,242

New York — 6.5%
City of New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,448,732
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	8,158,023
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(c)	4,400	4,814,456

		19,421,211

Pennsylvania — 4.0%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(c)	3,600	3,723,552
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38(c)	5,927	6,113,697
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,189,278

		12,026,527

Security	Par (000)	Value

Texas — 1.6%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	$4,296	$4,644,570

Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41(a)	2,504	2,548,760

Virginia — 1.4%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(c)	3,720	4,196,569

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.0% (Cost — $82,018,433)		83,884,795

Total Long-Term Investments — 158.8% (Cost — $457,536,590)		476,754,078

Total Investments — 158.8% (Cost — $457,536,590)		476,754,078

Other Assets Less Liabilities — 1.3%		4,059,078

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.5)%		(49,500,094)

VMTP Shares, at Liquidation Value, Net of Deferred Offering Costs — (43.6)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$300,313,062

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 and November 1, 2026, is $13,124,918. See Note 4 of the Notes to Financial Statements for details.

During the six months ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	2,901,453	(2,901,453)	—	$—	$47,459	$2,687	$(289)

(a)	Includes net capital gain distributions, if applicable.
(b)	No longer held by the Fund as of period end.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	58	03/20/19	$7,103	$(163,618)
Long U.S. Treasury Bond	111	03/20/19	16,282	(714,355)
5-Year U.S. Treasury Note	49	03/29/19	5,628	(99,356)

				$(977,329)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures Contracts
Net unrealized depreciation(a) . . . . . . . . . . . . . .. . . .	$—	$—	$—	$—	$977,329	$—	$977,329

(a)

Includes cumulative depreciation on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures Contracts	$—	$—	$—	$—	$234,126	$—	$234,126

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$(1,051,783)	$—	$(1,051,783)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$21,002,410

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$476,754,078	$—	$476,754,078

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(977,329)	$—	$—	$(977,329)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized depreciation on the instrument.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(49,352,286)	$—	$(49,352,286)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(180,352,286)	$—	$(180,352,286)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 91.2%

California — 91.2%

Corporate — 1.3%
California Pollution Control Financing Authority, RB, San Jose Water Company Project, AMT, 4.75%, 11/01/46	$4,000	$4,283,040
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	2,435	2,459,935

		6,742,975

County/City/Special District/School District — 30.3%
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(a):
0.00%, 08/01/32	250	157,338
0.00%, 08/01/33	500	297,535
0.00%, 08/01/34	505	287,431
0.00%, 08/01/35	545	296,126
0.00%, 08/01/36	500	258,725
0.00%, 08/01/37	650	321,074
0.00%, 08/01/38	630	296,932
0.00%, 08/01/39	750	336,187
0.00%, 08/01/40	1,850	789,395
0.00%, 08/01/41	305	123,961
0.00%, 02/01/42	350	138,936
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 03/01/32	1,050	1,165,920
City of Sacramento California Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/48	3,750	4,251,525
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19	2,000	2,000,000
County of Orange California Sanitation District, COP, Series A, 5.00%, 02/01/19	1,000	1,000,000
County of Orange California Water District, COP, Refunding, 5.25%, 08/15/19(b)	9,045	9,223,548
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,755	3,001,986
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	5,044,685
Fowler Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 08/01/46	3,700	4,286,931
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/37	2,725	3,078,596
Gavilan Joint Community College District, GO, Election of 2004, Series D(b):
5.50%, 08/01/21	2,165	2,378,815
5.75%, 08/01/21	8,400	9,280,740
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(b)	2,500	2,776,775
Grossmont California Union High School District, GO, Election of 2008, Series C, 5.50%, 08/01/21(b)	1,880	2,065,669
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,576,193
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 04/01/19(b)	2,075	2,088,384
Menifee Union School District, GO, Series B (BAM), 4.00%, 08/01/43	5,370	5,451,194
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series A, 5.00%, 08/01/34	4,500	5,091,660
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 08/01/21(b)	8,140	8,894,252
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 08/01/19(b)	7,490	7,617,929

Security	Par (000)	Value

County/City/Special District/School District (continued)
Perris Union High School District, GO, Election of 2012, Series B (BAM), 5.25%, 09/01/39	$2,715	$3,152,549
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,455	2,487,210
RNR School Financing Authority, Special Tax Bonds, Community Facilities Distric No. 92-1, Series A (BAM):
5.00%, 09/01/37	1,500	1,694,310
5.00%, 09/01/41	3,000	3,341,400
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,570	2,577,556
5.75%, 05/01/42	4,500	4,859,730
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A:
5.00%, 06/01/32	3,375	3,761,269
5.00%, 06/01/39	5,800	6,446,062
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 08/01/20(b)	6,475	6,810,988
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,000	3,270,570
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(b)	5,600	5,735,352
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 08/01/21(b)	7,680	8,485,248
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,895,481
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(b)	6,140	6,708,932
Election of 2010, Series B, 5.50%, 08/01/39	3,000	3,440,580
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,867,150

		156,112,829

Education — 7.0%
California Educational Facilities Authority, RB, Series A, 5.00%, 10/01/53	10,000	11,211,200
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(b)	2,750	3,096,637
California School Finance Authority, RB, Alliance for College-Ready Public Schools Projects, Series A, 5.00%, 07/01/36(c)	755	801,667
California School Finance Authority, Refunding RB, Aspire Public Schools — Obligated Group, 5.00%, 08/01/46(c)	1,250	1,309,925
California Statewide Communities Development Authority, RB,University of California, Irvine East Campus, Series A, 5.00%, 05/15/37	4,000	4,452,200
California Statewide Communities Development Authority, Refunding RB, CHF-Irvine LLC:
5.00%, 05/15/33	2,625	2,929,579
5.00%, 05/15/40	2,250	2,453,062
University of California, RB, 5.25%, 05/15/36	3,680	4,199,064
University of California, Refunding RB, General, Series AZ, 5.25%, 05/15/58	5,000	5,709,300

		36,162,634

Health — 12.0%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	10,901,700
Providence Health Services, Series B, 5.50%, 10/01/39	4,205	4,306,803
Sutter Health, Series B, 6.00%, 08/15/20(b)	7,715	8,235,917
California Health Facilities Financing Authority, Refunding RB, Series A:
Adventist Health System West, 4.00%, 03/01/43	1,400	1,410,444
Adventist Health System/West, 4.00%, 03/01/39	985	1,003,843
Catholic Healthcare West, 6.00%, 07/01/19(b)	5,500	5,599,330
Dignity Health, 6.00%, 07/01/19(b)	2,370	2,412,802

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	$4,000	$4,368,480
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,511,225
Huntington Memorial Hospital Project, 4.00%, 07/01/48	1,780	1,767,754
Methodist Hospital of Southern California, 4.25%, 01/01/43	4,550	4,556,552
Sutter Health, Series A, 6.00%, 08/15/20(b)	4,130	4,405,595
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	2,595	2,620,119
Front Porch Communities and Services, 4.00%, 04/01/47	1,320	1,321,769
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,205,637
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,860	3,071,583

		61,699,553

State — 6.3%
State of California, GO, Various Purposes:
6.00%, 04/01/19(b)	4,910	4,945,548
6.00%, 03/01/33	5,500	5,756,245
6.00%, 04/01/38	8,970	9,028,395
6.00%, 11/01/39	3,510	3,614,563
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(b)	3,670	3,699,397
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	2,926,925
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/19(b)	2,615	2,704,198

		32,675,271

Tobacco — 1.2%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/33	2,175	2,425,234
5.00%, 06/01/35	3,215	3,555,275

		5,980,509

Transportation — 21.4%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,668,180
California Municipal Finance Authority, ARB, AMT:
Senior Lien, Linxs APM Project, 5.00%, 12/31/43	6,500	7,090,330
Senior Lien-Linxs APM Project, 4.00%, 12/31/47	7,500	7,373,400
City & County of San Francisco Airport Commission, Refunding RB, AMT, San Francisco International Airport, Series D, 5.00%, 05/01/43	7,715	8,634,551
City & County of San Francisco California Airports Commission, ARB:
Second Series E, 6.00%, 05/01/19(b)	745	753,106
Second Series E, 6.00%, 05/01/39	8,905	9,001,886
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 01/01/20	190	190,684
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 01/01/27	985	992,003
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.25%, 05/01/33	1,900	2,121,958
5.00%, 05/01/40	3,785	4,184,280
5.00%, 05/01/44(d)	6,000	6,768,240
5.00%, 05/01/44	2,660	2,910,732
5.00%, 05/01/49(d)	3,500	3,928,890

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airoport, Sub-Series B, 5.00%, 05/15/40	$2,500	$2,595,575
Series D, AMT, 5.00%, 05/15/35	2,000	2,255,400
Series D, AMT, 5.00%, 05/15/36	1,500	1,686,945
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 05/15/29	3,760	3,800,946
City of Los Angeles Department of Airports, ARB, AMT, Subordinate, Series C, 5.00%, 05/15/38	3,215	3,644,267
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,410,636
Series A, 5.00%, 03/01/47	6,770	7,463,790
Series A-1, 6.25%, 03/01/34	1,400	1,511,986
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,750	1,947,715
Senior Series A, 5.00%, 07/01/41	2,500	2,791,150
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	5,148,585
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 07/01/40	6,350	6,608,635
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/47	6,000	6,622,920
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/19(b)	4,530	4,614,032
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	200	222,038

		109,942,860

Utilities — 11.7%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(b)	5,000	5,416,550
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	8,000	8,501,360
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(b)	1,325	1,385,234
5.00%, 06/01/28	675	703,681
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	10,000	10,899,800
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A:
5.25%, 11/01/19(b)	6,280	6,453,830
5.00%, 11/01/36	3,335	3,811,872
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	4,000	4,352,720
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Sub-Series A, 5.00%, 06/01/20(b)	5,000	5,230,650
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	5,000	5,689,800
San Diego Public Facilities Financing Authority, RB, Subordinate, Series A, 5.25%, 08/01/47	5,000	5,860,150
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 05/15/19(b)	2,000	2,021,380

		60,327,027

Total Municipal Bonds — 91.2% (Cost — $450,810,679)		469,643,658

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 82.6%

County/City/Special District/School District — 28.7%
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure, 5.00%, 06/01/48	$9,500	$10,704,457
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,538,600
County of San Luis California Obispo Community College District, GO, Refunding Election of 2014, Series A, 4.00%, 08/01/40	6,585	6,747,475
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	20,018,141
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	5,000	5,200,925
Los Angeles California Unified School District, GO:
Election of 2008, Series B-1, 5.25%, 07/01/42(f)	7,075	8,338,779
Series I, 5.00%, 01/01/34	5,000	5,060,375
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	9,596	9,807,106
Los Angeles County Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51(f)	11,420	12,883,897
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(b)	11,000	11,552,420
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,196,088
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	10,005	11,276,202
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	17,689,265

		148,013,730

Education — 11.7%
University of California, RB:
Series AM, 5.25%, 05/15/44	9,210	10,372,256
Series O, 5.75%, 05/15/19(b)	11,193	11,323,672
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	13,002	14,640,789
Series I, 5.00%, 05/15/40	21,105	23,663,951

		60,000,668

Health — 19.1%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	13,280	13,542,081
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	6,565,760
Sutter Health, Series A, 4.00%, 11/15/42	7,500	7,605,150
Sutter Health, Series A, 5.00%, 08/15/52	10,000	10,730,850
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	4,921,594
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	6,018	6,084,838
Sutter Health, Series A, 5.00%, 08/15/43	24,940	27,437,990
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,860	21,263,705

		98,151,968

State — 0.7%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,443,760

Security	Par (000)	Value

Transportation — 9.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge(f):
4.00%, 04/01/42	$11,250	$11,525,221
4.00%, 04/01/49	6,555	6,682,866
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/46	5,000	5,507,075
Series D, 5.00%, 05/15/41	13,311	14,859,018
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,030,934
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,144,050

		48,749,164

Utilities — 12.9%
Anaheim Public Financing Authority, Refunding RB, Anaheim Convention Center Expansion Project, Series A:
5.00%, 05/01/39	6,000	6,637,980
5.00%, 05/01/46	13,500	14,818,815
Beaumont Public Improvement Authority, RB, Series A (AGM), 5.00%, 09/01/49	6,000	6,881,900
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	4,380	4,491,909
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	6,290	7,118,204
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	17,281,436
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	9,408,494

		66,638,738

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 82.6% (Cost — $418,890,289)		424,998,028

Total Long-Term Investments — 173.8% (Cost — $869,700,968)		894,641,686

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.87%(g)(h)	249,795	249,845

Total Short-Term Securities — 0.1% (Cost — $249,845)		249,845

Total Investments — 173.9% (Cost — $869,950,813)		894,891,531

Liabilities in Excess of Other Assets — (0.1)%		(206,556)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (41.5)%		(213,724,464)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (32.3)%		(166,245,364)

Net Assets Applicable to Common Shares — 100.0%		$514,715,147

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA)

(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to June 1, 2026 is $25,985,300. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	249,795	249,795	$249,845	$5,885	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	349,727	(349,727)	—	—	8,242	(11)	(25)

				$249,845	$14,127	$(11)	$(25)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	150	03/20/19	$18,370	$(391,539)
Long U.S. Treasury Bond	216	03/20/19	31,685	(1,595,518)
5-Year U.S. Treasury Note	44	03/29/19	5,054	(86,574)

				$(2,073,631)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$2,073,631	$—	$2,073,631

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$574,423	$—	$574,423

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,141,292)	$—	$(2,141,292)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$40,865,016

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$894,641,686	$—	$894,641,686
Short-Term Securities	249,845	—	—	249,845

	$249,845	$894,641,686	$—	$894,891,531

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(2,073,631)	$—	$—	$(2,073,631)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	$—	$(212,664,205)	$—	$(212,664,205)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(379,164,205)	$—	$(379,164,205)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.2%

New York — 125.6%

Corporate — 2.9%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$930	$993,231
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	12,070	14,735,780

		15,729,011

County/City/Special District/School District — 22.6%
City of New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 08/01/32	490	534,144
Fiscal 2014, Series E, 5.00%, 08/01/32	2,040	2,281,169
Series E, 5.50%, 08/01/25	5,435	6,268,512
City of New York, GO:
Series A-1, 5.00%, 08/01/35	1,950	2,086,091
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,345,406
Sub-Series D-1, 5.00%, 10/01/33	8,350	8,981,677
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	1,300	1,455,454
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/56(a)	7,825	1,609,446
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	7,370	8,253,589
5.00%, 11/15/45	13,995	15,609,183
City of New York New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	1,750	1,773,695
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	5,000	2,266,650
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/43(a)	4,330	1,595,605
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,000	1,003,550
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,400	6,417,792
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,250	2,254,410
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,650	9,704,426
City of New York Transitional Finance Authority Future Tax Secured, RB:
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	3,320	3,413,956
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	975	1,094,964
Series A-2, 5.00%, 08/01/38	4,105	4,689,962
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,820,336
County of Nassau New York, GO, Series A, 5.00%, 01/15/31	1,770	2,032,119
County of Nassau New York, GOL, Series B, General Improvement Bonds (AGM), 5.00%, 07/01/45	2,185	2,453,187
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	800	904,888
5.00%, 02/15/42	6,225	6,994,161
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	6,050,850
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured, Series B(a):
0.00%, 11/15/42	2,640	964,366
0.00%, 11/15/47	6,740	1,953,319
0.00%, 11/15/48	3,550	982,605
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,758,664
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,131,760
4 World Trade Center Project, 5.75%, 11/15/51	3,000	3,288,180
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,090	1,136,663
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,725	4,001,060

		122,111,839

Security	Par (000)	Value

Education — 25.5%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	$250	$274,568
5.00%, 12/01/32	100	109,270
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	2,000	2,097,240
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	525	583,123
Manhattan College Project, 4.00%, 08/01/42	975	988,328
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	111,711
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	2,265	2,565,656
American Museum of Natural History, 5.00%, 07/01/41	825	927,820
Carnegie Hall, 4.75%, 12/01/39	3,550	3,620,574
Carnegie Hall, 5.00%, 12/01/39	2,150	2,200,847
Wildlife Conservation Society, 5.00%, 08/01/42	750	828,855
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,740	5,974,766
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 05/01/31	2,305	2,476,769
5.25%, 05/01/32	1,000	1,071,090
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project:
5.00%, 05/01/28	750	888,623
Series A, 5.00%, 05/01/29	4,060	4,793,601
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,111,250
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	685	778,509
5.00%, 07/01/48	1,030	1,167,042
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	1,180	1,336,975
4.00%, 07/01/46	2,235	2,297,669
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	815	917,397
5.00%, 07/01/43	2,940	3,302,061
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 07/01/21(b)	3,885	4,151,045
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 07/01/23(b)	1,440	1,643,616
Series A, 4.00%, 07/01/39	500	516,840
Series C, 4.00%, 07/01/43	1,000	1,033,180
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,288,913
5.00%, 12/01/36	1,150	1,239,332
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	533,810

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	$860	$917,414
5.50%, 01/01/21	500	535,715
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	675	702,878
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,238,489
Fordham University, Series A, 5.00%, 07/01/21(b)	325	351,078
Fordham University, Series A, 5.50%, 07/01/21(b)	1,550	1,692,615
General Purpose, Series A, 5.00%, 02/15/36	5,500	6,064,025
New School (AGM), 5.50%, 07/01/20(b)	4,050	4,266,715
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	665	674,410
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	4,580	5,918,734
New York University, Series B, 5.00%, 07/01/19(b)	1,000	1,013,850
New York University, Series B, 5.00%, 07/01/37	600	655,692
New York University, Series B, 5.00%, 07/01/42	3,240	3,531,794
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	800	833,488
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	2,035	2,114,406
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,599,060
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,095,100
Barnard College, Series A, 5.00%, 07/01/34	1,150	1,316,313
Barnard College, Series A, 4.00%, 07/01/37	240	248,364
Barnard College, Series A, 5.00%, 07/01/43	2,520	2,839,939
Cornell University, Series A, 5.00%, 07/01/40	700	728,609
Fordham University, 5.00%, 07/01/44	2,130	2,338,932
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,547,477
New York University, Series A, 5.00%, 07/01/31	3,955	4,342,590
New York University, Series A, 5.00%, 07/01/37	4,775	5,218,215
Pratt Institute, 5.00%, 07/01/46	910	1,001,491
Rochester Institute of Technology, 5.00%, 07/01/42	750	807,825
Series B, 5.00%, 02/15/37	2,130	2,445,048
Series E, 5.25%, 03/15/33	2,250	2,623,477
St. John’s University, Series A, 5.00%, 07/01/37	2,240	2,525,802
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	4,195	4,744,755
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	8,735	9,871,860
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,613,998
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	2,490	2,802,420
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	500	572,625
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	1,140	1,300,523
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,475	1,683,344
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	1,645	1,838,584

		137,448,134

Health — 9.2%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,200	2,262,194

Security	Par (000)	Value

Health (continued)
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 04/01/30	$250	$264,110
5.50%, 04/01/34	490	517,494
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	3,305	3,315,444
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	800	802,632
5.00%, 12/01/46	1,280	1,398,464
Series A, 5.00%, 12/01/32	830	901,422
Series A, 5.00%, 12/01/37	350	377,601
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,650	6,042,731
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	625	678,506
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,883,957
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 03/15/19(b)	2,000	2,008,000
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	3,450	3,646,546
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,100	1,166,484
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(b)	2,075	2,094,630
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,040,190
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	300	312,057
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,625	2,958,480
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	4,000	4,294,520
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	9,220	9,949,394
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,525	3,957,553

		49,872,409

Housing — 4.5%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	6,865	7,551,775
5.00%, 07/01/33	1,675	1,819,536
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	1,230	1,274,132
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,445	2,451,822
State of New York HFA, RB, M/F:
Affordable Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	1,045	1,054,112
Green Bonds, Series H, 4.15%, 11/01/43	1,650	1,681,086
Green Bonds, Series H, 4.20%, 11/01/48	1,095	1,116,363
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,500	1,523,775
State of New York Mortgage Agency, Refunding RB:
S/F, Series 213, 4.20%, 10/01/43	2,305	2,367,235
Series 190, 3.80%, 10/01/40	3,470	3,471,492

		24,311,328

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 17.0%
City of New York Transitional Finance Authority, BARB, Series S-3, 5.25%, 07/15/36	$1,910	$2,259,492
City of New York Transitional Finance Authority Building Aid Revenue, BARB, Fiscal 2015, Series S-1, 5.00%, 07/15/37	2,000	2,229,040
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	6,070	6,387,157
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,105,440
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,896,298
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	4,000	4,497,840
Future Tax Secured Subordinate Bonds, SubSeries A-1, 5.00%, 08/01/40	1,025	1,175,901
Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/42	7,175	8,092,682
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19(b)	1,500	1,539,720
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,902,872
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	3,835	4,157,677
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,610	1,848,441
Bid Group 3, Series A, 5.00%, 03/15/43	1,560	1,776,434
Bidding Group Bond, 4.00%, 02/15/46	2,835	2,909,249
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,081,920
General Purpose, Series B, 5.00%, 03/15/42	7,500	8,060,475
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	2,280	2,586,842
Group C, Sales Tax, Series A, 5.00%, 03/15/41	8,550	9,648,333
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	3,900	3,992,235
Master BOCES Program Lease (AGC), 5.00%, 08/15/19(b)	1,750	1,781,868
Sales tax, Group B, Series A, 5.00%, 03/15/38	3,245	3,691,707
Series A, 5.00%, 02/15/42	3,000	3,358,800
Series B, 5.00%, 03/15/37	2,000	2,258,760
State Personal Income Tax, Series A, 5.00%, 02/15/43	1,000	1,096,080
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	3,335	3,834,283
Series C, 5.00%, 03/15/38	3,850	4,436,702
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	2,000	2,219,900

		91,826,148

Tobacco — 2.4%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	425	446,497
Series A-2B, 5.00%, 06/01/51	800	807,760
Series B, 5.00%, 06/01/45	2,460	2,497,515
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	2,190	2,139,608
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,650	1,738,374
5.25%, 05/15/40	2,250	2,353,117
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	3,325	3,090,787

		13,073,658

Transportation — 25.9%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System:
5.00%, 01/01/42	1,250	1,394,050
5.00%, 01/01/47	1,545	1,716,248

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	$3,500	$3,968,545
Series A, 5.00%, 11/15/21(b)	1,000	1,092,370
Series A, 5.00%, 05/15/23(b)	1,000	1,137,880
Series A-1, 5.25%, 11/15/23(b)	2,565	2,985,173
Series A-1, 5.25%, 11/15/23(b)	2,840	3,305,220
Series D, 5.25%, 11/15/21(b)	765	840,842
Series E, 5.00%, 11/15/38	7,785	8,458,792
Series E, 5.00%, 11/15/43	4,000	4,336,920
Series H, 5.00%, 11/15/22(b)	930	1,044,799
Series H, 5.00%, 11/15/31	760	823,528
Sub-Series B, 5.00%, 11/15/23(b)	3,250	3,745,202
Metropolitan Transportation Authority, Refunding RB:
Green Bond, SubSeries B-1, 5.00%, 11/15/51	2,815	3,147,029
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	3,000	3,222,780
Green Bonds, Series A-1, 5.25%, 11/15/56	2,610	2,876,481
Green Bonds, Series A-1, 5.25%, 11/15/57	1,795	1,997,189
Series D, 5.25%, 11/15/20(b)	1,000	1,063,980
Series D, 5.25%, 11/15/21(b)	2,685	2,951,191
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,804,780
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	2,155	2,275,960
5.00%, 07/01/46	11,545	12,158,501
5.25%, 01/01/50	920	978,153
(AGM), 4.00%, 07/01/41	1,575	1,582,576
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	420	426,149
Port Authority of New York & New Jersey, ARB,:
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,605,700
Consolidated,169th Series, 5.00%, 10/15/41	1,000	1,065,050
Consolidated,183rd Series, 4.00%, 06/15/44	1,500	1,528,245
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,705	6,975,882
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,263,815
179th Series, 5.00%, 12/01/38	1,390	1,559,080
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	741,938
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	817,238
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,094,110
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	1,500	1,682,040
Series G, JFK International Air Terminal (AGM), 5.75%, 12/01/25	3,500	3,641,645
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	2,110	2,347,818
5.25%, 01/01/56	2,940	3,245,613
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/37	4,225	4,502,287
General, Series I, 5.00%, 01/01/42	3,250	3,448,282
General, Series J, 5.00%, 01/01/41	6,275	6,879,722
General, Series K, 5.00%, 01/01/29	2,225	2,549,761
General, Series K, 5.00%, 01/01/31	1,500	1,708,290
Series L, 5.00%, 01/01/33	490	573,619
Series L, 5.00%, 01/01/34	840	977,592
Series L, 5.00%, 01/01/35	970	1,124,754
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,010	1,147,653
5.00%, 11/15/45	1,500	1,697,505
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	9,700	6,070,648

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
General, Series A, 5.00%, 11/15/38	$1,000	$1,096,430
General, Series A, 5.25%, 11/15/45	1,460	1,689,205
General, Series A, 5.00%, 11/15/50	4,500	5,063,580
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	1,050	1,234,601

		139,666,441

Utilities — 16.9%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	4,140	4,744,357
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	3,000	3,365,460
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,563,105
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,042,070
Fiscal 2011, Series GG, 5.00%, 06/15/21(b)	1,000	1,078,790
City of New York Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/49	1,365	1,403,643
City of New York Water & Sewer System, Refunding RB, Series EE, 5.00%, 06/15/40	5,170	5,917,427
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,185	1,326,501
Long Island Power Authority, RB:
5.00%, 09/01/37	3,825	4,423,039
5.00%, 09/01/35	2,000	2,334,340
General, 5.00%, 09/01/47	1,075	1,202,828
General, 5.00%, 09/01/36	975	1,119,066
General, Electric Systems, 5.00%, 09/01/42	335	377,223
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	3,775	4,052,953
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 09/01/41	590	657,980
Electric System, Series B, 5.00%, 09/01/46	825	914,801
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,015	1,021,719
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	1,500	1,515,990
State of New York Environmental Facilities Corp., RB, Series B:
Green Bonds, 5.00%, 03/15/45	5,145	5,767,597
Revolving Funds, Green Bonds, 5.00%, 09/15/40	1,195	1,346,765
Subordinated SRF Bonds, 5.00%, 06/15/48	1,345	1,544,195
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	2,100	2,240,679
Series A, 5.00%, 06/15/40	4,275	4,840,925
Series A, 5.00%, 06/15/45	18,920	21,306,758
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,315,716
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	9,960	11,078,906

		91,502,833

Total Municipal Bonds in New York		685,541,801

Guam — 0.3%

Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,380	1,454,354

Total Municipal Bonds — 127.2% (Cost — $657,073,083)		686,996,155

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

New York — 38.5%

County/City/Special District/School District — 7.1%
City of New York, GO:
Sub-Series C-3 (AGC), 5.75%, 02/15/19(b)(e)	$916	$917,026
Sub-Series C-3 (AGC), 5.75%, 08/15/28(e)	13,484	13,501,622
Sub-Series I-1, 5.00%, 03/01/36	3,500	3,913,403
Refunding Series E, 5.00%, 08/01/19(b)	309	313,758
Refunding Series E, 5.00%, 08/01/27	755	767,644
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,413,420
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(e):
5.75%, 02/15/21(b)	6,030	6,496,211
5.75%, 02/15/47	3,709	3,996,272
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	3,645	3,946,028

		38,265,384

Education — 2.6%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,206,443
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A:
5.25%, 07/01/19(b)	6,000	6,090,390
5.00%, 07/01/35	5,198	5,549,183

		13,846,016

Housing — 1.8%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43(d)	4,370	4,508,769
New York State Housing Finance Agency, RB, M/F, Affordable Housing, Climate Bond Certified, Series I, 4.05%, 11/01/48	5,457	5,496,127

		10,004,896

State — 7.4%
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/38	4,123	4,694,804
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	9,150,518
4.00%, 10/15/32	8,000	8,672,480
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	7,850	7,887,641
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	2,000	2,369,370
General Purpose, Series C, 5.00%, 03/15/41	1,650	1,745,576
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(e)	3,549	4,076,235
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,001	1,113,455

		39,710,079

Transportation — 13.5%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	17,999	19,540,176
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	3,900	4,447,716
Consolidated, 210th Series, 5.00%, 09/01/48	4,760	5,436,396
Consolidated, Series 169th, 5.00%, 10/15/25	7,990	8,564,231
Consolidated, Series 169th, 5.00%, 10/15/26	6,000	6,432,150
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	3,940	4,233,707

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/46	$15,000	$16,792,200
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	6,675	7,632,039

		73,078,615

Utilities — 6.1%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	9,900	10,577,292
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,991	4,283,918
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	2,760	2,796,984
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(e)	1,391	1,590,435
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	5,998	6,665,050
Restructuring, Series A, 5.00%, 12/15/35	3,500	4,031,387
Restructuring, Series B, 4.00%, 12/15/35	2,980	3,160,052

		33,105,118

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.5% (Cost — $202,943,874)		208,010,108

Total Long-Term Investments — 165.7% (Cost — $860,016,957)		895,006,263

Security	Shares	Value

Short-Term Securities — 0.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.13%(f)(g)	270,137	$270,137

Total Short-Term Securities — 0.1% (Cost — $270,137)		270,137

Total Investments — 165.8% (Cost — $860,287,094)		895,276,400

Other Assets Less Liabilities — 0.9%		4,972,100

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.9)%		(112,833,415)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.8)%		(247,361,144)

Net Assets Applicable to Common Shares — 100.0%		$540,053,941

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	When-issued security.
(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2019 to September 15, 2026, is $15,965,215. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	270,137	270,137	$270,137	$10,948	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,731,322	(2,731,322)	—	—	8,816	87	(361)

				$270,137	$19,764	$87	$(361)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	117	03/20/19	$14,329	$(308,427)
Long U.S. Treasury Bond	238	03/20/19	34,912	(1,535,822)
5-Year U.S. Treasury Note	66	03/29/19	7,581	(120,573)

				$(1,964,822)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,964,822	$—	$1,964,822

(a)

Includes cumulative depreciation on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$274,036	$—	$274,036

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,901,734)	$—	$(1,901,734)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$42,095,887

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$895,006,263	$—	$895,006,263
Short-Term Securities	270,137	—	—	270,137

	$270,137	$895,006,263	$—	$895,276,400

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,964,822)	$—	$—	$(1,964,822)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(112,386,871)	$—	$(112,386,871)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(360,086,871)	$—	$(360,086,871)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 116.8%

Alabama — 2.8%
Auburn University, RB, Series A, 5.00%, 06/01/48	$11,185	$12,725,734
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A, 4.00%, 07/01/43	4,000	4,031,120
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	3,605	3,654,641
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	2,485	2,768,539
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	2,835	3,103,219

		26,283,253

Alaska — 1.4%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,894,063
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(a):
6.00%, 09/01/19	3,700	3,791,464
6.00%, 09/01/19	6,450	6,607,574

		13,293,101

Arizona — 0.4%
County of Maricopa Industrial Development Authority, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/42	435	480,605
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,141,697

		3,622,302

California — 8.8%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,550	1,575,978
Sutter Health, Series B, 5.88%, 08/15/20(a)	3,200	3,410,016
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,625	2,092,383
St. Joseph Health System, Series A, 5.00%, 07/01/37	2,965	3,264,702
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	4,030	4,316,251
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	1,160	1,306,647
Series A, 5.00%, 03/01/37	1,275	1,430,397
Series A-1, 5.75%, 03/01/34	2,300	2,453,571
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	1,830	1,994,060
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/34(b)	5,000	1,930,450
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(b)	5,110	3,479,655
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 08/01/34(b)	5,000	2,890,000
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	3,975	3,369,528
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(b)	7,620	3,495,827
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B(b):
0.00%, 08/01/35	7,820	4,334,704
0.00%, 08/01/36	10,000	5,284,300
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C(b):
0.00%, 08/01/37	8,000	4,053,920
0.00%, 08/01/38	12,940	6,224,528

Security	Par (000)	Value

California (continued)
San Diego California Unified School District, GO, CAB, Election of 2008, Series G(b):
0.00%, 07/01/34	$1,860	$928,735
0.00%, 07/01/35	1,970	925,033
0.00%, 07/01/36	2,960	1,307,106
0.00%, 07/01/37	1,975	820,494
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(b)	3,485	2,350,319
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	1,800	1,955,826
5.00%, 08/01/21	1,600	1,738,512
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,700	2,893,131
5.00%, 10/01/41	2,555	2,743,457
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 04/01/30	10	10,030
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,547,780
State of California University, RB, Systemwide, Series A, 5.50%, 05/01/19(a)	1,525	1,539,945
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(b)	6,545	3,343,121

		83,010,406

Colorado — 0.8%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,638,600
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,192,055

		7,830,655

Florida — 9.2%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,560,480
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	4,535	4,884,331
County of Broward Florida Airport System Revenue, RB, Series A , AMT, 5.00%, 10/01/40	3,000	3,283,740
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group:
6.00%, 11/15/19(a)	5	5,167
6.00%, 11/15/37	1,745	1,801,224
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	2,600	2,801,344
5.38%, 10/01/32	3,440	3,674,918
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	5,695	6,514,909
Department, Series B, AMT, 6.25%, 10/01/38	1,165	1,338,235
Department, Series B, AMT, 6.00%, 10/01/42	1,865	2,124,738
Series B, AMT, 6.00%, 10/01/30	1,820	2,089,760
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	530	582,449
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	6,500	7,222,540
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	14,360	15,674,802
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	1,675	1,854,292
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	1,550	1,654,656
5.00%, 08/01/47	4,590	4,875,452

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	$50	$54,161
5.00%, 10/01/31	3,050	3,300,496
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(a)	5,135	5,216,749
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	4,760	5,270,415
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	2,965	3,309,059
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, 5.00%, 04/01/37	4,630	5,139,300

		87,233,217

Georgia — 0.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,405	1,594,127
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	395	430,846
5.00%, 04/01/44	1,775	1,892,381

		3,917,354

Hawaii — 1.3%
State of Hawaii Airports System Revenue, ARB, Series A,AMT, 5.00%, 07/01/43	2,385	2,651,405
State of Hawaii Department of Budget & Finance, Refunding RB, Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	5,275	5,318,413
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 08/01/27	2,000	2,198,680
5.00%, 08/01/28	1,775	1,945,027

		12,113,525

Illinois — 13.6%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT, Series B, 5.00%, 01/01/31	2,425	2,582,043
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	3,035	3,282,686
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	7,555	8,131,447
3rd Lien, Series A, 5.75%, 01/01/39	1,445	1,532,220
Senior Lien, Series D, 5.25%, 01/01/42	8,285	9,272,738
Senior Lien, Series D, AMT, 5.00%, 01/01/42	2,865	3,101,907
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,711,643
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,335,605
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	644,206
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	8,700	9,393,564
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(a)	5,250	5,368,703
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	985	1,050,434
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(b):
0.00%, 12/15/26	8,500	6,307,425
0.00%, 06/15/32	14,000	7,856,520
0.00%, 12/15/33	20,000	10,397,200
0.00%, 12/15/34	41,880	20,577,319

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	$9,430	$2,990,159
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	1,700	1,862,639
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 06/01/20	385	403,657
State of Illinois, GO:
5.25%, 07/01/29	3,160	3,319,390
5.25%, 02/01/33	5,860	6,102,370
5.50%, 07/01/33	2,235	2,358,081
5.25%, 02/01/34	5,360	5,567,057
5.50%, 07/01/38	1,200	1,252,320
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	8,540	9,532,860

		127,934,193

Indiana — 0.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,130,202
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	1,400	1,474,522
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,425	2,562,231

		7,166,955

Iowa — 1.8%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	12,650	12,911,096
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	975	1,014,751
5.70%, 12/01/27	970	1,008,606
5.75%, 12/01/28	515	535,136
5.80%, 12/01/29	655	679,851
5.85%, 12/01/30	685	710,201

		16,859,641

Kentucky — 3.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/40	1,000	1,068,660
Kentucky Public Energy Authority, RB, Gas Supply, Series C-1, 4.00%, 12/01/49(d)	10,125	10,670,130
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.60%, 07/01/39(c)	8,225	7,946,419
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 02/01/19(a)	5,315	5,315,000
5.25%, 02/01/19(a)	3,545	3,545,000
5.25%, 02/01/28	455	456,274

		29,001,483

Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,242,990
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series A (AGM), 5.00%, 12/01/41	1,645	1,836,165
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	670	775,445
5.00%, 12/01/35	895	1,032,096
5.00%, 12/01/36	805	924,277
5.00%, 12/01/37	1,005	1,151,398
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	8,155	8,945,546

		19,907,917

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	$5,950	$6,374,770
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	320	337,888
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	2,235	2,274,113
Series C, 5.35%, 12/01/42	1,000	1,006,480
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	3,495	3,837,056

		13,830,307

Michigan — 6.1%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/19(a)	1,075	1,094,834
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	3,185	3,441,074
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	2,505	2,193,428
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	16,040	17,067,843
Trinity Health Credit Group, 5.00%, 12/01/21(a)	60	65,299
Michigan Strategic Fund, RB, 1-75 Improvement Project, AMT:
5.00%, 12/31/43	9,940	10,839,669
(AGM), 4.25%, 12/31/38	2,000	2,027,420
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,330	1,436,121
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I (AGC), 5.25%, 10/15/24	1,750	1,790,740
Series I (AGC), 5.25%, 10/15/25	3,250	3,324,945
Series I-A, 5.38%, 10/15/36	2,075	2,250,524
Series I-A, 5.38%, 10/15/41	1,900	2,055,002
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,724,767
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,207,623

		57,519,289

Nebraska — 0.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	6,825	7,382,671

Nevada — 3.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)	2,250	2,265,548
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	2,000	2,049,400
(AGM), 5.25%, 07/01/39	5,170	5,303,851
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	20,000	22,369,600

		31,988,399

New Jersey — 9.9%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	4,920	5,284,326
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,930	2,076,564
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	590	617,040
Series WW, 5.25%, 06/15/33	445	483,510
Series WW, 5.00%, 06/15/34	570	608,652
Series WW, 5.00%, 06/15/36	2,635	2,795,313
Series WW, 5.25%, 06/15/40	1,025	1,086,264

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 09/01/24	$6,325	$7,278,178
Series N-1 (NPFGC), 5.50%, 09/01/28	1,685	2,033,290
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	565	601,380
5.50%, 12/01/26	815	863,623
5.75%, 12/01/28	90	96,022
5.88%, 12/01/33	6,895	7,363,998
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,730,592
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	18,525	8,746,579
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25(b)	8,550	6,927,210
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	4,205	4,739,077
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	2,145	2,402,421
Transportation Program, Series AA, 5.25%, 06/15/33	4,150	4,413,733
Transportation Program, Series AA, 5.00%, 06/15/38	3,990	4,182,677
Transportation System, Series A, 5.50%, 06/15/41	2,980	3,107,067
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	4,000	4,724,200
Transportation System, Series AA, 5.50%, 06/15/39	5,625	5,964,131
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,055,430
Transportation System, Series B, 5.00%, 06/15/42	2,575	2,654,696
Transportation System, Series D, 5.00%, 06/15/32	1,825	1,952,933
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A (BAM), 4.00%, 12/15/37	3,000	3,039,000
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	4,000	4,135,280
5.25%, 06/01/46	1,035	1,094,326

		93,057,512

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	1,040	1,143,823

New York — 5.9%
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,568,195
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured:
Subordinate Bond, Series C-3, 5.00%, 05/01/41	5,000	5,706,300
Sub-Series F-1, 5.00%, 05/01/39	3,360	3,815,784
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	1,190	1,287,521
5.75%, 02/15/47	730	784,049
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	11,500	12,756,375
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	5,000	5,699,600
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	8,300	8,824,643
State of New York Dormitory Authority, ERB, Series B, 5.25%, 03/15/19(a)	3,250	3,263,748
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 5.00%, 03/15/43	7,500	8,576,025

		55,282,240

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 3.0%
American Municipal Power, Inc., RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/41	$4,000	$4,384,080
American Municipal Power, Inc., Refunding RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/38	3,055	3,370,398
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	3,000	3,381,510
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	12,147,506
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	1,950	2,169,414
5.25%, 02/15/33	2,730	3,034,968

		28,487,876

Oregon — 0.3%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/38(c)	425	450,305
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(c)	395	417,602
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(c)	420	442,415
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	2,800	1,292,704

		2,603,026

Pennsylvania — 7.9%
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	3,305	3,542,894
Tobacco Master Settlement Payment, 5.00%, 06/01/34	2,180	2,454,789
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	8,805	9,404,973
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	7,115	7,781,462
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	6,850	7,380,601
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	10,445	10,529,291
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	8,075	9,045,776
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	1,944,477
Series A-1, 5.00%, 12/01/41	2,320	2,544,599
Series B, 5.00%, 12/01/40	4,920	5,411,410
Series C, 5.50%, 12/01/23(a)	1,565	1,832,991
Sub-Series B-1, 5.00%, 06/01/42	7,330	7,952,317
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	2,575	2,772,090
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,366,995

		74,964,665

Rhode Island — 1.6%
Rhode Island Commerce Corp., RB, Airport Corp., Series D, 5.00%, 07/01/41	495	541,718
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/42	4,000	4,043,480
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	3,000	2,789,850
5.00%, 06/01/50	7,465	7,484,558

		14,859,606

South Carolina — 5.4%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(a)	3,600	4,016,088

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB, McLeod Health Obligated Group, 5.00%, 11/01/43	$5,000	$5,583,400
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/38	3,380	3,794,861
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	6,530	7,094,780
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	11,450	12,277,033
Series E, 5.50%, 12/01/53	4,525	4,826,003
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	5,870	6,182,871
(AGM), 5.00%, 12/01/56	7,155	7,611,489

		51,386,525

Texas — 14.1%
City of Dallas TX Waterworks & Sewer System Revenue, Refunding RB, Series C, 4.00%, 10/01/43	5,000	5,199,050
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	300	303,687
6.00%, 05/15/19	5,400	5,465,556
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
5.38%, 05/15/19	190	192,005
5.38%, 05/15/19	3,460	3,496,019
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 02/01/42	7,450	8,394,585
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	1,450	1,582,284
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	5,810	2,851,257
County of Tarrant Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/34	5,000	5,695,100
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,322,077
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	10,980	11,580,057
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.25%, 11/01/33	2,745	3,063,530
5.00%, 11/01/35	5,000	5,212,400
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/43	7,940	9,005,786
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	9,685	4,246,872
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(b)	18,100	5,226,013
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 01/01/28	1,175	1,178,772
1st Tier-Series A, 5.00%, 01/01/39	9,080	10,292,725
2nd Tier-Series B, 5.00%, 01/01/43	9,455	10,489,093
Series B, 5.00%, 01/01/40	1,710	1,846,338
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	680	322,966
0.00%, 09/15/36	12,195	5,450,921
0.00%, 09/15/37	8,730	3,667,386
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,665	1,779,302
5.00%, 12/15/32	3,930	4,189,459

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	$3,630	$3,858,363
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	11,345	12,005,960
Texas Water Development Board, RB, State Water Implementation Fund, Series B, 4.00%, 10/15/43	4,315	4,462,185

		133,379,748

Utah — 1.2%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/42	3,490	3,849,645
5.00%, 07/01/43	3,190	3,543,643
Salt Lake City Corp. Airport Revenue, RB, AMT, Series A, 5.00%, 07/01/37	3,475	3,922,371

		11,315,659

Washington — 6.6%
Port of Seattle Washington, ARB, AMT, Series A, 5.00%, 05/01/38	20,000	22,251,800
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	2,830	3,102,359
State of Washington Convention Center Public Facilities District, RB:
Civic Convention Center, 5.00%, 07/01/38	9,260	10,428,242
Sub, 5.00%, 07/01/43	7,635	8,494,319
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	1,000	1,070,680
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,816,587
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,418,522
Multicare Health System, Series B, 4.00%, 08/15/41	9,000	9,095,220

		62,677,729

Wisconsin — 2.5%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 03/01/46	560	609,297
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	3,821,773
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, Series A, 5.00%, 11/15/36	4,815	5,390,296
Ascension Health Credit Group, Series A, 5.00%, 11/15/39	5,000	5,522,050
Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	7,350	8,265,811

		23,609,227

Total Municipal Bonds — 116.8% (Cost — $1,042,706,491)		1,101,662,304

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/43	8,500	9,511,202

California — 4.1%
City of Riverside California Electric Revenue, RB, Issue D (AGM), 5.00%, 10/01/38	17,685	17,761,465
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	7,074	8,338,760

Security	Par (000)	Value

California (continued)
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	$5,248	$5,363,261
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	1,047	1,066,620
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,443,760
University of California, RB, Series O, 5.75%, 05/15/19(a)	2,206	2,231,340

		38,205,206

Colorado — 1.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(f)	5,834	6,664,107
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(f)	2,469	2,496,157

		9,160,264

Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,932	4,317,612

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	2,594	2,669,785

Florida — 6.3%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,848,846
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	11,300,281
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,840	5,229,233
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	11,702	12,334,564
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	12,013	12,238,884
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	7,880	8,831,825

		59,783,633

Illinois — 3.5%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(f)	3,499	3,543,624
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	10,000	11,197,196
Series A, 5.00%, 01/01/38	5,836	6,328,098
Series A, 5.00%, 01/01/40	7,621	8,536,582
Series B, 5.00%, 01/01/40	2,939	3,240,152

		32,845,652

Kansas — 1.7%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	13,470	15,816,731

Massachusetts — 3.0%
Commonwealth of Massachusetts, GO:
Consolidated Loan, Series E, 5.25%, 09/01/43	20,000	23,393,900
Series A, 5.00%, 03/01/46	4,204	4,627,476

		28,021,376

Michigan — 2.1%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,591	6,059,202
State of Michigan Building Authority, Refunding RB, Series I:
Facilities Program, 5.00%, 10/15/45	2,410	2,726,819
5.00%, 04/15/38	10,000	11,375,251

		20,161,272

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 2.9%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/43	$9,730	$11,096,664
County of Clark Nevada Water Reclamation District, GO, Series B(a):
5.50%, 07/01/19	510	517,911
5.75%, 07/01/19	4,813	4,894,377
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	9,840	10,960,800

		27,469,752

New Jersey — 2.1%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,320	2,607,587
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,058,100
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	4,961	5,170,692

		19,836,379

New York — 7.4%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	15,521	17,260,960
Series DD, 5.00%, 06/15/35	4,740	5,353,514
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	9,850	11,036,186
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,275	4,737,176
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,242,736
State of New York Dormitory Authority, RB, Group B, State Sales Tax, Series A, 5.00%, 03/15/39	7,622	8,646,899
State of New York Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	14,280	15,656,056

		69,933,527

Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	2,806,387

Texas — 3.5%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 02/15/42	9,701	10,987,681
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,944,238
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	9,840	10,885,033
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	8,868	9,353,627

		33,170,579

Virginia — 1.5%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	11,740	13,926,353

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,438,897
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	9,448,167

		16,887,064

Security	Par (000)	Value

Wisconsin — 4.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(a)	$14,780	$14,937,148
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(a)(f)	7,459	7,501,251
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/39	12,650	13,970,769
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	2,490	2,662,669

		39,071,837

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.1% (Cost — $436,569,873)		443,594,611

Total Long-Term Investments — 163.9% (Cost — $1,479,276,364)		1,545,256,915

	Shares

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.24%(g)(h)	8,629,327	8,631,052

Total Short-Term Securities — 0.9% (Cost — $8,630,415)		8,631,052

Total Investments — 164.8% (Cost — $1,487,906,779)		1,553,887,967

Other Assets Less Liabilities — 1.2%		12,210,069

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.3)%		(266,973,335)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (37.7)%		(355,952,998)

Net Assets Applicable to Common Shares — 100.0%		$943,171,703

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under agreements, which expire between June 15, 2019 to April 01, 2039, is $25,013,578. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(h)

During the six months ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	14,318,158	(5,688,831)	8,629,327	$8,631,052	$64,548	$(837)	$218

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	337	03/20/19	$41,272	$(665,743)
Long U.S. Treasury Bond	525	03/20/19	77,011	(3,162,789)
5-Year U.S. Treasury Note	56	03/29/19	6,432	(119,570)

				$(3,948,102)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$(3,948,102)	$—	$(3,948,102)

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$751,861	$—	$751,861

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,811,508)	$—	$(3,811,508)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$87,587,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,545,256,915	$—	$1,545,256,915
Short-Term Securities	8,631,052	—	—	8,631,052

	$8,631,052	$1,545,256,915	$—	$1,553,887,967

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(3,948,102)	$—	$—	$(3,948,102)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	$—	$(265,817,094)	$—	$(265,817,094)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(622,217,094)	$—	$(622,217,094)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2019

	MUE	MCA	MYN	MYI

ASSETS
Investments at value — unaffiliated(a)	$476,754,078	$894,641,686	$895,006,263	$1,545,256,915
Investments at value — affiliated(b)	—	249,845	270,137	8,631,052
Cash pledged for futures contracts	390,800	763,750	798,350	1,785,600
Receivables:
Interest — unaffiliated	5,375,693	12,516,567	9,192,434	16,226,474
Dividends — affiliated	12,802	855	2,783	10,475
TOB Trust	—	—	2,185,000	—
Prepaid expenses	5,306	6,239	6,306	7,746

Total assets	482,538,679	908,178,942	907,461,273	1,571,918,262

ACCRUED LIABILITIES
Bank overdraft	132,552	—	—	—
Payables:
Income dividend distributions — Common Shares	1,103,517	1,789,097	1,682,430	3,441,609
Interest expense and fees	147,808	1,060,259	446,544	1,156,241
Variation margin on futures contracts	151,586	298,344	310,891	698,285
Investment advisory fees	214,398	379,452	380,520	663,085
Directors’ and Officer’s fees	3,755	281,119	295,457	509,408
Investments purchased	—	10,590,980	4,370,000	149,288
Other accrued expenses	119,715	154,975	173,475	358,551

Total accrued liabilities	1,873,331	14,554,226	7,659,317	6,976,467

OTHER LIABILITIES
TOB Trust Certificates	49,352,286	212,664,205	112,386,871	265,817,094
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	131,000,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	166,245,364	247,361,144	355,952,998

Total other liabilities	180,352,286	378,909,569	359,748,015	621,770,092

Total liabilities	182,225,617	393,463,795	367,407,332	628,746,559

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$300,313,062	$514,715,147	$540,053,941	$943,171,703

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$290,717,417	$493,026,986	$524,464,224	$885,376,588
Accumulated earnings	9,595,645	21,688,161	15,589,717	57,795,115

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$300,313,062	$514,715,147	$540,053,941	$943,171,703

Net asset value, per Common Share	$13.33	$14.96	$13.64	$13.84

(a) Investments at cost — unaffiliated	$457,536,590	$869,700,968	$860,016,957	$1,479,276,364
(b) Investments at cost — affiliated	$—	$249,845	$270,137	$8,630,415
(c) Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Common Shares outstanding, par value $0.10 per share	22,520,759	34,405,717	39,586,584	68,150,681
(f) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations  (unaudited)

Six Months Ended January 31, 2019

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Interest — unaffiliated	$10,213,848	$17,266,817	$17,235,792	$31,993,274
Dividends — affiliated	47,459	14,127	19,764	64,548

Total investment income	10,261,307	17,280,944	17,255,556	32,057,822

EXPENSES
Investment advisory	1,327,861	2,240,844	2,253,202	3,922,279
Professional	40,807	54,277	57,627	84,979
Accounting services	35,768	51,939	56,675	78,520
Rating agency	21,752	21,762	21,786	21,821
Transfer agent	16,134	18,569	21,315	38,073
Directors and Officer	14,672	20,443	21,059	37,006
Custodian	5,132	6,141	4,930	11,763
Printing	3,936	4,732	4,902	6,328
Registration	4,787	6,739	7,754	13,530
Liquidity fees	—	—	15,291	98,311
Remarketing fees on Preferred Shares	—	—	1,417	8,910
Miscellaneous	10,741	16,875	—	23,102

Total expenses excluding interest expense, fees and amortization of offering costs	1,481,590	2,442,321	2,465,958	4,344,622
Interest expense, fees and amortization of offering costs(a)	2,239,147	4,290,171	4,206,995	7,143,160

Total expenses	3,720,737	6,732,492	6,672,953	11,487,782
Less fees waived and/or reimbursed by the Manager	(53,672)	(712)	(595)	(4,198)

Total expenses after fees waived and/or reimbursed	3,667,065	6,731,780	6,672,358	11,483,584

Net investment income	6,594,242	10,549,164	10,583,198	20,574,238

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(50,006)	(1,600,396)	(2,829,499)	(2,028,774)
Investments — affiliated	2,138	(11)	87	(1,247)
Futures contracts	234,126	574,423	274,036	751,861
Capital gain distributions from investment companies — affiliated	549	—	—	410

	186,807	(1,025,984)	(2,555,376)	(1,277,750)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,611,437)	(6,033,603)	267,906	(4,461,916)
Investments — affiliated	(289)	(25)	(361)	218
Futures contracts	(1,051,783)	(2,141,292)	(1,901,734)	(3,811,508)

	(4,663,509)	(8,174,920)	(1,634,189)	(8,273,206)

Net realized and unrealized loss	(4,476,702)	(9,200,904)	(4,189,565)	(9,550,956)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,117,540	$1,348,260	$6,393,633	$11,023,282

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUE
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,594,242	$15,481,866
Net realized gain	186,807	1,072,068
Net change in unrealized appreciation (depreciation)	(4,663,509)	(14,608,136)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,117,540	1,945,798

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(7,071,518)	(16,169,915)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	78,607

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(4,953,978)	(14,145,510)
Beginning of period	305,267,040	319,412,550

End of period	$300,313,062	$305,267,040

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets  (continued)

	MCA
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,549,164	$23,092,580
Net realized gain (loss)	(1,025,984)	2,912,708
Net change in unrealized appreciation (depreciation)	(8,174,920)	(18,294,474)

Net increase in net assets applicable to Common Shareholders resulting from operations	1,348,260	7,710,814

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(12,165,071)	(23,481,902)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(10,816,811)	(15,771,088)
Beginning of period	525,531,958	541,303,046

End of period	$514,715,147	$525,531,958

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYN
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,583,198	$22,782,316
Net realized gain (loss)	(2,555,376)	2,845,599
Net change in unrealized appreciation (depreciation)	(1,634,189)	(22,601,678)

Net increase in net assets applicable to Common Shareholders resulting from operations	6,393,633	3,026,237

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(10,111,601)	(23,456,159)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(3,717,968)	(20,429,922)
Beginning of period	543,771,909	564,201,831

End of period	$540,053,941	$543,771,909

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	MYI
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$20,574,238	$46,465,254
Net realized gain (loss)	(1,277,750)	6,625,739
Net change in unrealized appreciation (depreciation)	(8,273,206)	(36,598,743)

Net increase in net assets applicable to Common Shareholders resulting from operations	11,023,282	16,492,250

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(20,661,787)	(50,233,328)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	957,599

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(9,638,505)	(32,783,479)
Beginning of period	952,810,208	985,593,687

End of period	$943,171,703	$952,810,208

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2019

	MUE	MCA	MYN	MYI

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,117,540	$1,348,260	$6,393,633	$11,023,282
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	72,760,959	151,583,934	128,637,286	223,051,076
Purchases of long-term investments	(75,986,100)	(157,621,298)	(129,505,299)	(231,266,028)
Net proceeds from sales of short-term securities	2,903,883	99,917	2,461,457	5,689,970
Amortization of premium and accretion of discount on investments and other fees	1,220,964	3,290,354	2,966,321	1,511,994
Net realized loss on investments	47,868	1,600,407	2,829,412	2,030,021
Net unrealized (appreciation) depreciation on investments	3,611,726	6,033,628	(267,545)	4,461,698

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(44,895)	225,068	(111,726)	561,576
Dividends — affiliated	(4,493)	1,255	1,489	5,228
Prepaid expenses	12,946	16,001	17,011	24,835

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(4,768)	(1,996)	(2,734)	1,059
Interest expense and fees	23,660	160,807	55,241	253,045
Directors’ and Officer’s fees	946	(12,800)	(13,768)	(22,924)
Variation margin on futures contracts	141,638	237,165	266,603	594,728
Other accrued expenses	(51,660)	(87,062)	(68,713)	5,251

Net cash provided by operating activities	6,750,214	6,873,640	13,658,668	17,924,811

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	5,585,909	28,267,890	9,077,501	17,174,622
Repayments of TOB Trust Certificates	(4,780,025)	(22,538,997)	(11,895,295)	(13,059,165)
Proceeds from Loan for TOB Trust Certificates	—	11,902,245	—	—
Repayments of Loan for TOB Trust Certificates	—	(11,902,245)	—	—
Cash dividends paid to Common Shareholders	(7,184,122)	(12,165,071)	(10,111,601)	(20,661,787)
Decrease in bank overdraft	(88,976)	(207,228)	(351,945)	(468,566)
Amortization of deferred offering costs	—	5,766	7,672	10,085

Net cash used for financing activities	(6,467,214)	(6,637,640)	(13,273,668)	(17,004,811)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	283,000	236,000	385,000	920,000
Restricted and unrestricted cash and foreign currency at beginning of period	107,800	527,750	413,350	865,600

Restricted and unrestricted cash and foreign currency at end of period	$390,800	$763,750	$798,350	$1,785,600

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,215,487	$4,123,598	$4,144,082	$6,880,031

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$390,800	$763,750	$798,350	$1,785,600

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$107,800	$527,750	$413,350	$865,600

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	MUE
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.55		$14.19	$15.08	$14.48	$14.42	$13.27

Net investment income(a)	0.29		0.69	0.75	0.78	0.80	0.82
Net realized and unrealized gain (loss)	(0.20)		(0.61)	(0.87)	0.63	0.09	1.18

Net increase (decrease) from investment operations	0.09		0.08	(0.12)	1.41	0.89	2.00

Distributions to Common Shareholders from net investment income(b)	(0.31)		(0.72)	(0.77)	(0.81)	(0.83)	(0.85)

Net asset value, end of period	$13.33		$13.55	$14.19	$15.08	$14.48	$14.42

Market price, end of period	$12.01		$12.36	$14.17	$14.94	$13.13	$12.94

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.00	%(d)	0.87%	(0.50)%	10.33%	6.84%	16.19%

Based on market price	(0.24	)%(d)	(7.85)%	0.29%	20.55%	7.96%	12.30%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.47	%(e)	2.24%	1.96%	1.56%	1.50%	1.61%

Total expenses after fees waived and paid indirectly	2.43	%(e)	2.20%	1.92%	1.55%	1.49%	1.56%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.95	%(e)	0.95%	0.95%	0.95%	0.96%	0.95%

Net investment income to Common Shareholders	4.37	%(e)	4.96%	5.21%	5.32%	5.41%	6.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$300,313		$305,267	$319,413	$339,493	$325,911	$324,563

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$329,247		$333,028	$343,826	$359,155	$348,787	$347,758

Borrowings outstanding, end of period (000)	$49,352		$48,546	$62,841	$57,549	$51,795	$52,497

Portfolio turnover rate	15%		21%	19%	15%	13%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MCA
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.27		$15.73	$16.77	$16.11	$16.14	$14.83

Net investment income(a)	0.31		0.67	0.73	0.81	0.83	0.87
Net realized and unrealized gain (loss)	(0.27)		(0.45)	(0.94)	0.70	0.02	1.35

Net increase (decrease) from investment operations	0.04		0.22	(0.21)	1.51	0.85	2.22

Distributions to Common Shareholders(b)
From net investment income	(0.31)		(0.68)	(0.78)	(0.85)	(0.88)	(0.91)
From net realized gain	(0.04)		—	(0.05)	—	—	—

Total distributions	(0.35)		(0.68)	(0.83)	(0.85)	(0.88)	(0.91)

Net asset value, end of period	$14.96		$15.27	$15.73	$16.77	$16.11	$16.14

Market price, end of period	$13.00		$13.30	$15.18	$16.75	$14.71	$14.37

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.69	%(d)	1.86%	(0.92)%	9.84%	5.76%	16.04%

Based on market price	0.45	%(d)	(8.07)%	(4.26)%	20.15%	8.47%	12.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.60	%(e)	2.22%	1.91%	1.46%	1.32%	1.40%

Total expenses after fees waived	2.60	%(e)	2.22%	1.91%	1.46%	1.32%	1.40%

Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs(f)	0.94	%(e)	0.93%	0.92%	0.89%	0.86%	0.90%

Net investment income to Common Shareholders	4.07	%(e)	4.33%	4.64%	4.94%	5.09%	5.63%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$514,715		$525,532	$541,303	$576,764	$554,060	$555,127

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$409,138		$415,635	$425,107	$446,404	$432,769	$433,410

Borrowings outstanding, end of period (000)	$212,664		$214,550	$195,488	$176,433	$172,574	$127,397

Portfolio turnover rate	16%		25%	37%	23%	36%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.74		$14.25	$15.07	$14.16	$14.09	$13.17

Net investment income(a)	0.27		0.58	0.64	0.70	0.75	0.78
Net realized and unrealized gain (loss)	(0.11)		(0.50)	(0.81)	0.94	0.09	0.97

Net increase (decrease) from investment operations	0.16		0.08	(0.17)	1.64	0.84	1.75

Distributions to Common Shareholders from net investment income(b)	(0.26)		(0.59)	(0.65)	(0.73)	(0.77)	(0.83)

Net asset value, end of period	$13.64		$13.74	$14.25	$15.07	$14.16	$14.09

Market price, end of period	$11.93		$11.89	$13.26	$14.40	$13.13	$12.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.47	%(d)	1.07%	(0.69)%	12.19%	6.54%	14.21%

Based on market price	2.55	%(d)	(6.00)%	(3.29)%	15.60%	9.52%	9.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48	%(e)	2.19%	1.93%	1.51%	1.44%	1.50%

Total expenses after fees waived and paid indirectly	2.48	%(e)	2.19%	1.93%	1.50%	1.44%	1.50%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.92	%(e)	0.91%	0.92%	0.89%	0.89%	0.91%

Net investment income to Common Shareholders	3.93	%(e)	4.11%	4.52%	4.79%	5.22%	5.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$540,054		$543,772	$564,202	$596,528	$560,372	$557,606

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$318,027		$319,528	$327,776	$340,827	$326,230	$325,114

Borrowings outstanding, end of period (000)	$112,387		$113,020	$113,374	$112,712	$93,113	$89,734

Portfolio turnover rate	14%		14%	13%	15%	20%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.98		$14.48	$15.49	$14.79	$14.84	$13.64

Net investment income(a)	0.30		0.68	0.77	0.84	0.87	0.89
Net realized and unrealized gain (loss)	(0.14)		(0.44)	(0.96)	0.74	(0.03)	1.18

Net increase (decrease) from investment operations	0.16		0.24	(0.19)	1.58	0.84	2.07

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.74)	(0.82)	(0.88)	(0.89)	(0.87)

Net asset value, end of period	$13.84		$13.98	$14.48	$15.49	$14.79	$14.84

Market price, end of period	$12.44		$12.46	$14.66	$15.63	$14.04	$13.46

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.50	%(d)	2.02%	(1.02)%	11.08%	6.12%	16.23%

Based on market price	2.36	%(d)	(10.18)%	(0.69)%	18.07%	11.06%	12.35%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.44	%(e)	2.11%	1.85%	1.45%	1.39%	1.47%

Total expenses after fees waived and paid indirectly	2.44	%(e)	2.11%	1.84%	1.45%	1.39%	1.47%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.92	%(e)	0.89%	0.89%	0.88%	0.88%	0.91%

Net investment income to Common Shareholders	4.37	%(e)	4.79%	5.30%	5.60%	5.78%	6.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$943,172		$952,810	$985,594	$1,053,232	$1,003,621	$1,007,291

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$364,639		$367,343	$376,541	$395,520	$381,600	$382,629

Borrowings outstanding, end of period (000)	$265,817		$261,702	$252,930	$261,803	$244,245	$262,507

Portfolio turnover rate	14%		22%	16%	10%	11%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA, MYN and MYI’s management believes that the fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$384,887	$106,562	$40,428	$531,877
MCA	1,636,898	475,421	144,823	2,257,142
MYN	888,751	253,085	82,271	1,224,107
MYI	2,131,182	586,085	181,825	2,899,092

For the six months ended January 31, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$83,884,795	$49,352,286	1.29% — 1.61%	$48,457,073	2.18%
MCA	424,998,028	212,664,205	1.25% — 1.41%	207,660,149	2.15
MYN	208,010,108	112,386,871	1.30% — 1.46%	111,903,299	2.17
MYI	443,594,611	265,817,094	1.25% — 1.70%	265,556,570	2.16

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2019.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2019, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MCA	$—	—%	$545,088	0.82%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a fund’s NAV.

Expense Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$2,944	$712	$595	$4,198

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2019, there were no fees waived by the Manager pursuant to these arrangements.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the waiver was $50,728.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$73,661,635	$144,671,836	$133,875,299	$220,079,466
Sales	72,760,959	150,553,410	128,637,286	220,974,456

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MYN
No expiration date(a)	$8,359,275	$14,138,506
2019	—	1,287,746

	$8,359,275	$15,426,252

(a)	Must be utilized prior to losses subject to expiration

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$408,380,522	$657,579,179	$748,312,292	$1,225,377,023

Gross unrealized appreciation	$20,218,577	$26,608,968	$36,553,293	$71,014,012
Gross unrealized depreciation	(2,174,636)	(4,034,452)	(3,940,878)	(12,268,264)

Net unrealized appreciation	$18,043,941	$22,574,516	$32,612,415	$58,745,748

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a fund’s ability to buy or sell bonds. As a result, a fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MCA and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUE and MYI invested a significant portion of their assets in securities in the transportation sector. MCA invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUE	MYI
Six months ended January 31, 2019	—	—
Year ended July 31, 2018	5,535	65,843

For the six months ended January 31, 2019, shares issued and outstanding remained constant for each Fund. For the year ended July 31, 2018, shares issued and outstanding remained constant for MCA and MYN.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

On November 15, 2018, the Board authorized each Fund to participate in an open market share repurchase program. Under the program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2019, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (for purposes of this section, a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	04/21/11	1,665	$166,500,000	05/01/41
MYN	04/21/11	2,477	247,700,000	05/01/41
MYI	05/19/11	3,564	356,400,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement is set to expire, unless renewed or terminated in advance, on July 4, 2019.

In the event a fee agreement is not renewed or is terminated in advance, and the VRDP Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MCA	Aa2	AAA
MYN	Aa2	AAA
MYI	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. As of period end, the short-term ratings of the VRDP Shares were within the two highest rating categories as follows:

	Moody’s	Fitch
MYN	P-1	F1
MYI	P-1	F1

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. The following VRDP Fund has commenced or is set to commence a special rate period:

	Commencement Date		Expiration Date as of period ended 01/31/19
MCA	06/21/12	*	06/19/19

*	Issuance date of VRDP Shares.

The following VRDP Funds were in a special rate period that terminated during the reporting period:

	Commencement Date		Termination Date
MYN	06/21/12	*	01/24/19
MYI	06/21/12	*	01/17/19

*	Issuance date of VRDP Shares.

Prior to the expiration date, the VRDP Funds and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2019, the annualized dividend rates for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	2.42%	2.38%	2.36%

For the six months ended January 31, 2019, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MUE	12/16/11	1,310	$131,000,000	07/02/20

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. As of period end, the VMTP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MUE	Aa1	AAA

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2019, the average annualized dividend rate for MUE’s VMTP Shares was 2.59%.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$1,707,270	$—
MCA	2,027,263	5,766
MYN	2,975,216	7,672
MYI	4,233,983	10,085

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Net Investment Income
MUE	$16,169,915
MCA	23,481,902
MYN	23,456,159
MYI	50,233,328

Undistributed net investment income as of July 31, 2018 was as follows:

Undistributed Net Investment Income
MUE	$836,903
MCA	945,392
MYN	2,205,494
MYI	4,983,874

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUE	$0.0490	$0.0490	VMTP	W-7	$267,603
MCA	0.0520	0.0520	VRDP	W-7	317,217
MYN	0.0425	0.0425	VRDP	W-7	329,407
MYI	0.0505	0.0505	VRDP	W-7	482,165

(a)	Net investment income dividend paid on March 1, 2019 to Common Shareholders of record on February 15, 2019.
(b)	Net investment income dividend declared on March 1, 2019, payable to Common Shareholders of record on March 15, 2019.
(c)	Dividends declared for period February 1, 2019 to February 28, 2019.

NOTES TO FINANCIAL STATEMENTS	59

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report, the portfolio managers of MNY are Walter O’Connor and Christian Romaglino. Mr. Romaglino joined MYN’s portfolio management team effective October 1, 2018. Mr. Romaglino has been a Director of BlackRock, Inc. since 2017; a Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; and a Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board. In addition, effective January 1, 2019, Henry Gabbay was appointed as a Director of each Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Citibank, N.A.

New York, NY 10179

VRDP Remarketing Agent

Citigroup Global Markets Inc.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are estimates that are subject to change based on the Fund’s investment experience during the remainder of the calendar year, are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Fund	Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital*	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BlackRock Holdings Quality Fund II, Inc.	MUE	$0.305980	$—	$—	$0.008020	$0.314000	97%	0%	0%	3%	100%
*

MUE estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page 59, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ADDITIONAL INFORMATION	61

Additional Information  (continued)

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

BOCES	Board of Cooperative Educational Services

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

SRF	State Revolving Fund

GLOSSARY OF TERMS USED IN THIS REPORT	63

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1 – 31, 2018	N/A	N/A	N/A	N/A
September 1 – 30, 2018	N/A	N/A	N/A	N/A
October 1- 31, 2018	N/A	N/A	N/A	N/A
November 1 – 30, 2018	N/A	N/A	N/A	N/A
December 1 – 31, 2018	0	$0	0	1,720,285
January 1 – 31, 2019	0	$0	0	1,720,285
Total:	0	$0	0	1,720,285

1The Fund announced an open market share repurchase program on November 15, 2018 pursuant to which the Fund was authorized to repurchase, through November 30, 2019, up to 5% of its common shares based on common shares outstanding on November 30, 2018, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

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3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 5, 2019

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